Product Name:	Aetos Capital Growth Portfolio
As of February 28, 2005

Product Description:	A tactically allocated portfolio composed of Aetos Capital’s four SEC-registered Funds constructed for an investor with aggressive risk/return objectives

Total Firm Assets[1]:	$2,938MM

Total FoHF Assets:	$1,855MM

Total Strategy Assets[2]:	$1,137MM – Separate Accounts
$718MM – Funds/Portfolios
$956MM – Portable Alpha[3]

Auditor:	PricewaterhouseCoopers LLP

Custodian:	SEI Private Trust Company, Inc.

Current Target Allocation[3]

Terms[4]
Management Fee	1.0% (0.75% on investments of $25mm+)
Performance Fee	10.0%
Hurdle Rate	T-bills
High Water Mark	Yes
Minimum Investment	$1 Million
Contributions	Monthly
Lock-Up	1 Year
Redemptions	Quarterly
Notice Period	60 Days

	Average Annualized Return	Standard Deviation	Sharpe Ratio	Largest Drawdown	Beta: Lehman Agg.	Beta: S&P 500
Aetos Capital Growth Portfolio	7.35%	2.39%	2.53	-1.17%	0.00	0.09
Lehman Agg. Bond Composite Index	4.70%	4.39%	0.76	-3.55%	—	—

Investment Performance[5] (US$)
	2005	2004	2003	2002
January	0.30%	1.79%	0.28%	—
February	1.32%	0.70%	-0.04%	—
March	—	-0.10%	0.11%	—
April	—	-0.92%	1.61%	—
May	—	-0.15%	1.72%	—
June	—	0.36%	1.29%	—
July	—	-0.16%	0.22%	—
August	—	-0.04%	0.75%	—
September	—	0.71%	0.76%	-0.59%
October	—	0.52%	1.30%	0.17%
November	—	1.56%	0.99%	0.40%
December	—	0.93%	0.98%	1.07%
Year to Date	1.63%	5.30%	10.42%	1.04%
Annual Standard Deviation	—	2.67%	2.05%	—

Chief Investment Officer:	For More Information Please Contact:	Andrea Bollyky (212) 201-2518	abollyky@aetoscapital.com
Anne Casscells - Menlo Park, CA		David Tonkovich (212) 201-2532	dtonkovich@aetoscapital.com

Aetos Capital: Portfolios and Products

Assets Under Management:

[1]	Total Firm Assets =	Aetos Absolute Return - $1,855MM

Aetos Fund Advisory - $343MM

Aetos Real Estate - $740MM

[2]		Aetos Capital currently offers the following hedge fund of funds strategies to our clients:

Aetos Funds: SEC-registered, strategy-specific hedge fund of funds:
Aetos Capital Multi-Strategy Arbitrage Fund
Aetos Capital Distressed Investment Strategies Fund
Aetos Capital Long/Short Strategies Fund
Aetos Capital Market Neutral Strategies Fund

Aetos Portfolios: Tactical allocations to the Funds managed to specific return and volatility targets:
Aetos Capital Conservative Portfolio (lower volatility)
Aetos Capital Balanced Portfolio (moderate volatility)
Aetos Capital Growth Portfolio (higher volatility)

Custom Portfolios: Customized allocations to the Funds managed to client-specific return and volatility targets

Separate Accounts: Direct investments made in the client’s name with underlying managers

Portable Alpha Mandates: Can utilize both commingled vehicles and separate accounts

[3] Historical Allocations:

Dec-02		Dec-03		Mar-04		Jun-04		Sep-04		Dec-04
Strategy	%	Strategy	%	Strategy	%	Strategy	%	Strategy	%	Strategy	%
Multi-Strategy Arbitage Fund	20%	Multi-Strategy Arbitage Fund	20%	Multi-Strategy Arbitage Fund	20%	Multi-Strategy Arbitage Fund	20%	Multi-Strategy Arbitage Fund	25%	Multi-Strategy Arbitrage Fund	25%
Long/Short Fund	50%	Long/Short Fund	55%	Long/Short Fund	55%	Long/Short Fund	55%	Long/Short Fund	55%	Long/Short Fund	55%
Market Neutral Fund	10%	Market Neutral Fund	15%	Market Neutral Fund	15%	Market Neutral Fund	15%	Market Neutral Fund	10%	Market Neutral Fund	10%
Distressed Fund	20%	Distressed Fund	10%	Distressed Fund	5%	Distressed Fund	10%	Distressed Fund	10%	Distressed Fund	10%

[4] Terms:

Standard terms associated with an investment in the Funds through the investment program described in the prospectuses

[5] Investment Performance:

The Growth Portfolio is a model portfolio/asset allocation program. This Portfolio may not reflect an investor’s actual portfolio as actual portfolios reflect each investor’s own objectives and risk tolerances. The performance of the Portfolio is based on the weighted performance over the respective periods of the Aetos Capital SEC-Registered Funds, weighted according to the allocations in effect during the periods for the Portfolio as indicated above. Performance figures shown are net of investment advisory and performance fees of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively, the maximum level of fees charged by Aetos to any account. The returns also reflect Fund level expenses, some of which have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Past performance is not indicative of future returns.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in.

Prospective investors should consider the investment objectives, risks, and the charges and expenses discussed above carefully before investing. The prospectus contains this and other information; a free copy of the prospectus may be obtained by calling 212-201-2540. Please read the prospectus carefully before investing.

Aetos Capital, LLC • 875 Third Avenue • New York, NY 10022 • (212) 201-2509

Aetos Alternatives Management, LLC • 2180 Sand Hill Road • Menlo Park, CA 94025 • (650) 234-1860